FINANCIAL INVESTORS TRUST

ALPS | WESTPORT RESOURCES HEDGED HIGH INCOME FUND

(THE “FUND”)

SUPPLEMENT DATED NOVEMBER 12, 2015

TO THE PROSPECTUS DATED FEBRUARY 28, 2015, AS SUPPLEMENTED

The following paragraphs are hereby added to the “Management” section in the Fund’s Prospectus at the end of the sub-section “ALPS/Westport Resources Hedged High Income Fund” found on page 108:

On November 12, 2015, Amundi Group, the parent company of Amundi Smith Breeden LLC (“ASB”) completed its initial public offering (the “Transaction”). Under the Investment Company Act of 1940, consummation of the Transaction resulted in the automatic termination of the then-existing sub-advisory agreement.

The Board of Trustees of the Fund approved an interim sub-advisory agreement on November 10, 2015, to be effective November 12, 2015 (the “Interim Agreement”), which allows ASB to continue to serve as the sub-adviser to the Fund under terms substantially similar to those of the prior sub-advisory agreement.  The Interim Agreement will be effective until April 9, 2016, or until a new sub-advisory agreement is approved, if sooner.

The Fund’s investment objective or investment strategies have not changed as a result of the Transaction, and the investment advisory personnel of ASB who provide services to the Fund are expected to continue to do so.

Please retain this supplement for future reference.

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